SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

April 14, 2005

TGC INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Texas	0-14908	74-2095844
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1304 Summit Ave., Ste 2

Plano, TX  75074

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (972) 881-1099

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other  Events

Item 8.01  Other Events.

On April 14, 2005, TGC Industries, Inc.  (“TGC” or the “Company”) issued a press release announcing the approval for listing of the Company’s Common Stock on the American Stock Exchange.   A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Section 9 – Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

(c)           Exhibits.

The following exhibits are furnished with this Form 8-K:

99.1                           Press release of the Company dated April 14, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TGC INDUSTRIES, INC.

Date: April 14, 2005	By:	/s/ Wayne A. Whitener
Wayne A. Whitener
President and CEO

(Signing on behalf of the Registrant and as Principal Executive Officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of the Company dated April 14, 2005.